Exhibit 10.4

NOTE: Certain identified information has been excluded from this exhibit and replaced with “[***]” because it is both (i) not material and (ii) the type of information the Company treats as private or confidential.

GRANT AGREEMENT

UTIME LTD.

THIS GRANT AGREEMENT (“Grant Agreement”) is entered into as of the 17th day of September, 2026.

BETWEEN:

Utime Ltd., a company incorporated pursuant to the laws of the Cayman Islands

(the “Company”)

AND:

Li Donghong

(the “Participant”).

WHEREAS:

A. The Company and the Participant previously entered into a Special Strategic Advisory Services Agreement dated September 8, 2026 (the “Services Agreement”), a copy of which is attached hereto as Exhibit A; and

B. Pursuant to the Services Agreement, the Participant agreed to provide certain strategic advisory services to the Company in exchange for compensation in the form of 600,000 shares of the Company’s Class A ordinary shares, $0.00000001 par value per share (“Ordinary Shares”); and

C. The Company now seeks to grant to the Participant 600,000 Ordinary Shares (the “Shares”), which shall be issuable under the Company’s 2026 Equity Incentive Plan, in fulfillment of its obligation under the Services Agreement.

NOW THEREFORE, the Company agrees to issue to the Participant, upon the terms and conditions set forth herein and in the Services Agreement, 600,000 Ordinary Shares issuable under the Company’s 2026 Equity Incentive Plan.

Share Issuance. Upon execution of this Grant Agreement, the Company shall provide the Company’s transfer agent with instructions to issue the Ordinary Shares to the Participant within ten (10) business days.

Investment Intent. By accepting the Ordinary Shares, the Participant represents and agrees that none of the shares issued pursuant to the 2026 Plan will be distributed in violation of applicable federal and state laws and regulations. In addition, the Company may require, as a condition of issuing the Ordinary Shares, that the Participant execute an undertaking, in such a form as the Company shall reasonably specify, that the Ordinary Shares are being obtained only for investment and without any then-present intention to sell or distribute such shares.

Changes in Stock. In the event of a share dividend, share split or other change in the Ordinary Shares, the shares issued to the Participant pursuant to this Agreement shall be adjusted to reflect said event.

Resale Restrictions May Apply. Unless registered pursuant to an effective registration statement on Form S-8, any resale of the Ordinary Shares received herein will be subject to resale restrictions contained in the securities legislation applicable to the Participant. The Participant acknowledges and agrees that the Participant is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

Subject to the 2026 Plan. The issuance of the Ordinary Shares is subject to the provisions of the 2026 Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the 2026 Plan, as the same may be from time to time amended, shall be governed by the provisions of the 2026 Plan, a copy of which is available for inspection at the principal offices of the Company.

Professional Advice. The acceptance of the Ordinary Shares and the sale of any Ordinary Shares may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Participant. Accordingly, the Participant acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Grant Agreement and his or her dealings with respect to the Ordinary Shares. 2026 Plan Controls. Whether or not any Ordinary Shares, or other form of equity incentive shares, are to be granted under the 2026 Plan shall be exclusively within the discretion of the Administrator of the 2026 Plan, and nothing contained in the 2026 Plan shall be construed as giving any person any right to participate under the 2026 Plan. The grant of Ordinary Shares shall in no way constitute any form of agreement or understanding binding on the Company or any Affiliate with a Participant, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, an Affiliate’s right to terminate the Participant’s relationship with the Company at any time, which right is hereby reserved.

Notices. Any notice required or permitted to be made or given hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

The Company:	Utime Ltd.
7th Floor, Building 5A Shenzen Software Industry Base Nanshan District, Shenzen, 518061 People’s Republic of China

Attention: Chief Executive Officer

With a copy to:	Dorsey & Whitney LLP
1301 Avenue of the Americas, Floor 13 New York, NY 10019 Attention: Megan J. Penick Esq.

The Participant:	Li Donghong
[***]

IN WITNESS WHEREOF, the parties have executed this Grant Agreement as of the date first set forth above.

Utime Ltd.,

By:	/s/ Hengcong Qiu
Hengcong Qiu
Chief Executive Officer

/s/ Li Donghong
Li Donghong

EXHIBIT A

[Services Agreement]

专项战略官顾问协议 | CSO Advisory Agreement

NOTE: Certain identified information has been excluded from this exhibit and replaced with “[***]” because it is both (i) not material and (ii) the type of information the Company treats as private or confidential.

专项战略顾问服务协议

SPECIAL STRATEGIC ADVISORY SERVICES AGREEMENT

签署日期 / Date	2026 年 9 月 8 日 / September 8, 2026

甲方 / Party A	UTIME LIMITED

中国深圳市南山区深圳软件产业基地 5A 栋 7 楼
甲方地址 / Address	7th Floor, Tower 5A, Shenzhen Software Industry Base, Nanshan District, Shenzhen, China

乙方 / Party B	李东红 / Li Donghong

身份证号 / ID	[***]

甲方地址 / Address	[***]

第一条 背景 / Article 1 Recitals

1.1 甲方系依据开曼群岛法律注册并有效存续的公司, 其普通股在纳斯达克资本市场上市, 交易代码为 FXHO。

Party A is duly incorporated and validly existing under the laws of the Cayman Islands, and its ordinary shares are listed on the Nasdaq Capital Market under the ticker symbol FXH0.

1.2 乙方在企业战略规划、并购重组方面具有相关经验; 甲方拟聘请乙方就特定专项业务提供战略顾问服务, 乙方同意接受聘请。

Party B has relevant experience in corporate strategy, mergers and acquisitions. Party A wishes to retain Party B for strategic advisory services on specific projects, and Party B accepts such engagement.

第二条 聘任性质与权限 / Article 2 Engagement Status and Authority

2.1 乙方以独立顾问身份提供服务, 不构成甲方的雇员、合伙人、代理人、董事、高级管理人员或法定代表人 。除甲方另行书面授权外, 乙方无权代表甲方作出承诺、签署文件、处置资产、聘用人员或产生任何债务。

Party B shall act solely as an independent advisor and not as an employee, partner, agent, director, officer or legal representative of Party A. Unless separately authorized in writing, Party B may not bind Party A, execute documents, dispose of assets, hire personnel or incur liabilities on Party A’s behalf.

2.2 乙方自行安排服务方法与时间,并自行承担依法应由其承担的税款、保险及社会保障责任。 甲方可依法要求乙方提供履约记录、成果说明和合规证明, 但不因此形成雇佣管理关系。

Party B controls the manner and timing of the services and is responsible for taxes, insurance and social-security obligations legally applicable to Party B. Party A may request service records, descriptions of deliverables and compliance evidence without creating an employment relationship.

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专项战略官顾问 协议 | CSO Advisory Agreement

第三条 专项服务范围与成果 / Article 3 Specific Services and Deliverables

3.1 专项服务内容: 乙方应就甲方指定的以下专项事务提供战略顾问服务(以下简称”专项服务”):

3.1 Specific Services: Party B shall provide strategic advisory services on the following specific matters designated by Party A (the “Specific Services”):

-	(a) 就甲 方拟 议的亚太资产并购项目 提供全流程战略分析、方案设 计与执行支持;

(a) Provide full-process strategic analysis, solution design, and implementation support for Party A’s proposed M&A projects in APEC area;

-	(b) 就上述专项 业务涉及的战略、协同性分析、沟通和项目推进、及监管应对提供顾问支持;

(b) Provide advisory support on strategy, synergy analysis, communication and deal execution, and regulatory responses related to the above specific business;

-	(c) 完成首席执行官或董事会提出的、与上述专项服务相关且合法合规的其他合理顾问任务。

(c) Perform other reasonable and lawful advisory tasks related to the Specific Services as requested by the CEO or Board.

3.2 乙方不保证任何融资、交易、上市地位、股价、市值或其他特定商业结果。重大决策及其执行均由甲方有权机构独立作出并承担责任。

Party B does not guarantee any financing, transaction, listing status, share price, market capitalization or other specific business result. All material decisions and implementation remain the responsibility of Party A’s duly authorized bodies.

3.3 乙方在提供专项服务过程中, 应遵守甲方关于项目管理的合理流程及汇报要求。

In providing the Specific Services, Party B shall comply with Party A’s reasonable project management procedures and reporting requirements.

第四条 期限 / Article 4 Term

4.1 本协议期限为三年, 自 2026 年 8 月 15 日起至 2029 年 8 月 15 日止, 除非依本协议提前终止。

The term is three years, commencing August 15, 2026 and ending August 15, 2029, unless earlier terminated under this Agreement.

4.2 任何续聘均须由双方在期限届满前另行签署书面协议; 本协议不自动续期。

Any renewal requires a separate written agreement signed before expiration. This Agreement does not renew automatically.

第五条 顾问报酬与支付方式 / Article 5 Compensation and Payment Method

5.1 作为乙方提供本协议项下专项服务的全额对价, 甲方应向乙方(或其指定关联方)发行并交付 600,000 股 (陆拾万股)甲方普通股(以下简称”股份对价”)。该股份对价应在本协议生效后六十(60)个工作日内完

成发行及交付。As full consideration for Party B’s provision of the Specific Services under this Agreement, Party A shall issue and deliver 600,000 (six hundred thousand) ordinary shares of Party A (the “Share Consideration”) to Party B (or its designated affiliate). Such Share Consideration shall be issued and delivered within sixty (60) business days after the effective date of this Agreement.

5.2 股份对价的发行和交付应遵守所有适用法律法规、纳斯达克上市规则及甲方现有股东权益计划的条款(如适用)。 甲方应采取一切合理必要措施, 确保该等股份能够依法发行并交付。

The issuance and delivery of the Share Consideration shall comply with all applicable laws and regulations, Nasdaq listing rules, and the terms of Party A’s existing shareholder rights plan (if applicable). Party A shall take all reasonable and necessary steps to ensure such shares can be legally issued and delivered.

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专项战略官顾问协议 | CSO Advisory Agreement

5.3 乙方发生的合理且必要的差旅及业务费用,须事先取得甲方书面批准,并在发生后 30 日内提交合规票据; 甲方在收到完整材料后 15 个工作日内据实报销。

Reasonable and necessary travel and business expenses require Party A’s prior written approval and compliant receipts submitted within 30 days after incurrence. Party A shall reimburse approved expenses within 15 business days after receiving complete documentation.

第六条 工作安排、汇报与利益冲突 / Article 6 Work Arrangement, Reporting and Conflicts

6.1 乙方可远程提供服务, 但应在合理提前通知下参加与服务相关的重要线上或线下会议。差旅须遵守甲方合理的差旅及安全政策。

Party B may provide services remotely but shall attend material virtual or in-person meetings related to the services upon reasonable advance notice. Travel is subject to Party A’s reasonable travel and safety policies.

6.2 乙方直接向甲方首席执行官汇报,并可就重大事项接受董事会问询。 乙方的建议不构成董事会或管理层决议。

Party B reports directly to Party A’s CEO and may respond to Board inquiries on material matters. Party B’s advice does not constitute a resolution of the Board or management.

6.3 本协议不具排他性, 但乙方应及时书面披露实际或潜在利益冲突, 不得利用甲方保密信息为第三方谋利;

如冲突无法通过合理措施消除, 甲方可要求乙方停止相关活动或服务。This Agreement is non-exclusive. Party B shall promptly disclose actual or potential conflicts in writing and may not use Party A’s Confidential Information for any third party. If a conflict cannot be reasonably mitigated, Party A may require Party B to cease the conflicting activity or service.

第七条 保密、 内幕信息与资料返还 / Article 7 Confidentiality, MNPI and Return of Materials

7.1 “保密信息”指乙方因本协议获得的甲方或其关联方非公开信息, 包括商业计划、财务数据、客户和供应 商信息、技术资料、交易目标、交易条款及战略方案。保密信息不包括乙方能以书面记录证明已合法知 悉、 非因乙方违约而公开、从无保密义务的第三方合法取得或独立开发的信息。

‘Confidential Information’ means non-public information of Party A or its affiliates obtained through this Agreement, including business plans, financial data, customer and supplier information, technology, transaction targets, transaction terms and strategy. It excludes information Party B can document was lawfully known, became public without Party B’s breach, was lawfully obtained from a third party without confidentiality duty, or was independently developed.

7.2 乙方仅可为履行本协议使用保密信息,并仅可向确有必要知悉且受不低于本协议保护义务约束的专业顾问披露。法律强制披露时, 乙方应在法律允许范围内及时通知甲方并合理协助采取保护措施。

Party B may use Confidential Information only to perform this Agreement and may disclose it only to professional advisers with a need to know who are bound by protections no less stringent than these terms. If disclosure is legally compelled, Party B shall, to the extent permitted, promptly notify Party A and reasonably assist with protective measures.

7.3 乙方可能接触有关甲方或其他发行人的重大非公开信息。 乙方不得据此交易、建议他人交易或泄露该等信息, 并应遵守甲方依法适用于乙方的内幕交易和信息隔离政策。

Party B may receive material non-public information regarding Party A or other issuers. Party B may not trade, tip or recommend trading on that information and shall comply with Party A’s lawful insider-trading and information-barrier policies applicable to Party B.

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专项战略官顾问 协议 | CSO Advisory Agreement

7.4 协议终止或甲方要求时,乙方应返还或安全销毁甲方资料,但法律或合规存档所必需的一份备份除外。商业秘密依法持续保密, 其他保密义务自披露之日起五年内有效。

Upon termination or request, Party B shall return or securely destroy Party A materials, except one archival copy required by law or compliance. Trade secrets remain protected as long as legally qualifying; other confidentiality duties survive for five years from disclosure.

第八条 知识产权与工作成果 / Article 8 Intellectual Property and Work Product

8.1 乙方在本协议前拥有或独立开发的工具、模板、方法、知识和材料(“背景材料”)仍归乙方所有。

Tools, templates, methods, know-how and materials owned or independently developed by Party B outside this Agreement (‘Background Materials’) remain Party B’s property.

8.2 在甲方足额支付相应费用后, 乙方专门为甲方形成并交付的报告、分析和材料(不含背景材料)归甲方所有。若工作成果包含背景材料, 乙方授予甲方永久、全球、免版税、可转授权的许可, 以供甲方内部运营及合理商业使用。

Upon full payment of the applicable fees, reports, analyses and materials specifically created and delivered for Party A, excluding Background Materials, are owned by Party A. To the extent deliverables include Background Materials, Party B grants Party A a perpetual, worldwide, royalty-free, sublicensable license for Party A’s internal operations and reasonable commercial use.

第九条 限制性约定 / Article 9 Restrictive Covenants

9.1 在协议期限内,乙方不得为甲方的直接竞争者提供与本协议实质相同且会造成不可合理化解利益冲突的服务。为免疑义, 本条不禁止乙方在协议终止后从事合法职业活动, 但第七条和本条第 9.2 款继续适用。

During the term, Party B may not provide substantially identical services to a direct competitor of Party A where doing so creates a conflict that cannot be reasonably mitigated. For clarity, this clause does not prohibit lawful professional activity after termination, subject to Article 7 and Section 9.2.

9.2 在协议期限内及终止后十二个月内,乙方不得以定向方式招揽其在履约期间有实质接触的甲方高级管理人员或关键员工离职。面向公众的招聘广告、招聘机构非定向接触及员工主动联系不构成违反本款。

During the term and for 12 months thereafter, Party B may not directly target for solicitation any Party A officer or key employee with whom Party B had material contact through the services. General advertisements, non-targeted recruiter outreach and unsolicited employee approaches do not violate this section.

第十条 陈述、合规与记录 / Article 10 Representations, Compliance and Records

10.1 各方均声明其有权签署并履行本协议, 且本协议的签署和履行不会违反其对第三方的重大义务。 乙方应以专业、审慎和诚信方式提供服务。

Each party represents that it has authority to execute and perform this Agreement and that doing so does not violate any material obligation to a third party. Party B shall perform professionally, diligently and in good faith.

10.2 双方应遵守适用的反贿赂、反洗钱、制裁、数据保护和证券法律。 乙方不得向任何政府官员、商业伙伴或其他人员提供不当利益, 并应保存与服务及费用有关的合理记录。

The parties shall comply with applicable anti-bribery, anti-money-laundering, sanctions, data-protection and securities laws. Party B may not offer improper benefits to any government official, business partner or other person and shall retain reasonable records relating to the services and expenses.

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专项战略官顾问 协议 | CSO Advisory Agreement

第十一条 终止及终止后安排 / Article 11 Termination and Post-Termination Matters

11.1 双方可书面一致提前终止本协议。任何一方亦可提前 30 日书面通知另一方无因终止。

The parties may terminate early by mutual written agreement. Either party may also terminate without cause on 30 days’ prior written notice.

11.2 一方重大违约并在收到书面通知后 30 日 内未补救的,守约方可立即终止;如违约无法补救、 继续履行违法、发生欺诈或故意不当行为, 守约方可立即终止而无需补救期。

If a party materially breaches and fails to cure within 30 days after written notice, the non-breaching party may terminate immediately. No cure period is required for an incurable breach, illegality, fraud or willful misconduct.

11.3 终止时, 甲方应支付截至终止生效日已计提且无争议的费用和已批准费用。关于已发行股份对价, 乙方有权保留根据第五条已获得的股份; 未归属或尚未发行的股份对价部分, 按本协议及适用法律处理。终止不影响终止前已产生的权利义务。

Upon termination, Party A shall pay undisputed fees accrued through the effective termination date and approved expenses. With respect to the Share Consideration already issued, Party B shall be entitled to retain such shares received under Article 5; any unvested or unissued portion of the Share Consideration shall be handled in accordance with this Agreement and applicable law. Termination does not affect rights and obligations accrued beforehand.

11.4 第二条、第七条、第八条、第九条第 9.2 款、第十一条第 11.3 款及第十二至十四条在终止后继续有效。

Articles 2, 7 and 8, Section 9.2, Section 11.3 and Articles 12 through 14 survive termination.

第十二条 责任与救济 / Article 12 Liability and Remedies

12.1 逾期未支付且无善意争议的款项, 自到期日起按年利率 9%或法律允许的最高利率(以较低者为准)计

息。Undisputed overdue amounts bear interest from the due date at 9% per annum or the maximum lawful rate, whichever is lower.

12.2 任何一方对另一方均不承担间接、 附带、特殊、惩罚性或后果性损失, 亦不承担利润、商誉或商业机会损失; 但欺诈、故意不当行为、保密或知识产权义务违反及法律不得限制的责任除外。

Neither party is liable for indirect, incidental, special, punitive or consequential damages, or lost profit, goodwill or opportunity, except for fraud, willful misconduct, breach of confidentiality or intellectual-property obligations, or liability that cannot lawfully be limited.

12.3 除第 12.2 款所列例外外,任何一方因本协议承担的累计责任不超过导致请求事项发生前十二个月内甲方已支付或应支付的顾问费总额。

Except for the exclusions in Section 12.2, each party’s aggregate liability under this Agreement shall not exceed the advisory fees paid or payable for the 12 months preceding the event giving rise to the claim.

第十三条 适用法律与争议解决 / Article 13 Governing Law and Dispute Resolution

13.1 本协议受美国纽约州法律管辖, 但不适用其法律冲突规则。双方应先由有权代表进行至少 15 日善意协商。

This Agreement is governed by New York law, without regard to conflict-of-laws rules. Authorized representatives shall first attempt in good faith to resolve disputes for at least 15 days.

13.2 协商不成的, 双方不可撤销地接受纽约州纽约县有管辖权的州法院及联邦法院的专属管辖, 并在法律允许的最大范围内放弃陪审团审判。任何一方均可向有管辖权的法院申请临时或禁令救济, 以保护保密信息或知识产权。

5

CSO Advisory Agreement

If unresolved, the parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in New York County, New York, and waive jury trial to the fullest extent permitted by law. Either party may seek interim or injunctive relief in any competent court to protect Confidential Information or intellectual property.

+PI!i H1’ftI. I Article 14 Miscellaneous

14.1 IO

This Agreement and its schedules constitute the entire agreement on its subject matter. Any amendment, waiver or supplement must be in writing and signed by authorized representatives of both parties.

14.2 o 1 I H

Notices shall be delivered by hand, trackable courier or email to the addresses on the first page and email addresses separately designated in writing. Notice is effective upon hand delivery, courier receipt, or, for email without a bounce-back, on the next business day.

14.3 N e m s A f r o d t h P 1 y A m

to a successor in a merger, reorganization or sale of all or substantially all relevant business or assets.

14.4 TYU zo  iIUO

If any provision is invalid or unenforceable, it shall be modified only to the minimum extent necessary and the remaining provisions remain effective. Failure to exercise a right is not a waiver. Headings are for convenience only.

14.5 iJ J)7;

YL ThsAmmex	nitaparts andbyieliableelecftoiiic sigiiakue,

eahofwhithfomis one instrument. The Chinese and English texts are equally valid; if they conflict, the English text controls.

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 专项战略 官顾问 协议 | CSO Advisory Agreement

(以下无正文, 为双方签署页) (The remainder ofthis page is intentionaly leftblank. This page is the signature page.)

甲方 / Party A: UTIME LIMITED		乙 方 / Party B: 李东红 / Li Donghong

授权代表 / Authorized Representative: 邱 /Hengcong Oiu		签字 / Signature:	/s/ Li Donghong

签字 / Signature:	/s/ Hengcong Oiu

Date: 08/09/2026		Date:08/09/2026

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